UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2014

PAPA JOHN’S INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-21660	61-1203323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2002 Papa John’s Boulevard Louisville, Kentucky	40299-2334
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (502) 261-7272

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Laurette T. Koellner was appointed to the Papa John’s International, Inc. (the “Company”) Board of Directors on June 10, 2014. Ms. Koellner will stand for election by the stockholders at the Annual Meeting to be held in 2015, and will serve on the Company’s Audit and Corporate Governance and Nominating Committees.

A copy of the Company’s press release announcing the appointment of Ms. Koellner is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following document is herewith furnished as an exhibit to this report:

Exhibit Number	Description of Exhibit
99.1	Papa John’s International, Inc. press release dated June 10, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAPA JOHN’S INTERNATIONAL, INC.
(Registrant)

Date:	June 11, 2014	/s/ Lance F. Tucker
Lance F. Tucker
Senior Vice President, Chief Financial
Officer, Chief Administrative Officer
and Treasurer